Comprehensive (Loss) Income	3 Months Ended
Jun. 30, 2016
Equity [Abstract]
Comprehensive (Loss) Income

12. Comprehensive (Loss) Income

Comprehensive (loss) income is defined as the change in equity of a business enterprise during a period from transactions, other events, and circumstances from non-owner sources. Comprehensive (loss) income consists of net income (loss) and other comprehensive (loss) income, which includes certain changes in equity that are excluded from net income (loss). Specifically, cumulative foreign currency translation adjustments are included in accumulated other comprehensive loss. As of June 30, 2016 and March 31, 2016, accumulated other comprehensive loss is presented separately on the consolidated balance sheets and consists entirely of cumulative foreign currency translation adjustments.